                                                                    EXHIBIT 99.1

                         PRO FORMA FINANCIAL STATEMENTS


The unaudited pro forma financial statements give effect to the following transactions (collectively, the "Transactions"):


    (i) On December 17, 1999, Tesoro Petroleum Corporation ("Tesoro" or "Company") completed the sale of its domestic exploration and production business to EEX Corporation effective July 1, 1999. The cash sale prices in the purchase agreements totaled $222.0 million, which were adjusted on a preliminary basis for revenues, expenses, capital expenditures, working capital changes and certain other items after the effective date to approximately $214.8 million in cash received at closing.

    (ii) On December 20, 1999, the Company reduced term loans outstanding under its Senior Credit Facility by $97.4 million.

    (iii) On December 29, 1999, the Company closed on the sale of its Bolivian exploration and production operations to BG International, Ltd., a subsidiary of BG plc, effective July 1, 1999 ("Bolivia Transaction"). The sale, which requires authorization from certain Bolivian authorities, generated cash proceeds of $100.8 million. These cash proceeds, which are subject to post-closing adjustments, will be used to repay debt.

The unaudited pro forma condensed balance sheet gives effect to the Transactions as if each had occurred on September 30, 1999. The unaudited pro forma condensed statements of operations for the year ended December 31, 1998 and the nine months ended September 30, 1999 give effect to the Transactions as if each had occurred on January 1, 1998. The unaudited pro forma condensed financial statements have been prepared by the Company and necessarily include assumptions deemed appropriate by the Company. The unaudited pro forma financial statements are intended for informational purposes and are not necessarily indicative of the future financial position or future results of the Company or of the financial position or the results of operations that would have actually occurred had the Transactions been in effect as of the date or for the periods presented.

The unaudited pro forma financial statements should be read in conjunction with the Company's historical Consolidated Financial Statements and Notes thereto contained in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 and the Condensed Consolidated Financial Statements contained in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, 1999, June 30, 1999 and September 30, 1999.

                   UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 1999


                                                                                     Adjustments
                                                                                 -------------------
                                                                      Historical   U.S.      Bolivia      Pro Forma
                                                                      ---------  -------     -------      ---------
                                                                          (In Millions, Except Per Share Amounts)
                        ASSETS
Current Assets:
    Cash and cash equivalents.....................................    $    15.6    210.8  (a)   94.5  (a)    142.3
                                                                                   (97.4) (b)  (81.2) (b)
    Receivables...................................................        244.6     (8.5) (a)   (3.2) (a)    232.9
    Inventories...................................................        197.7     (0.5) (a)                197.2
    Prepayments and other.........................................         10.6     (1.8) (a)   (0.2) (a)      8.6
                                                                      ---------                            -------
       Total Current Assets.......................................        468.5                              581.0
                                                                      ---------                            -------

Property, Plant and Equipment:
    Refining and marketing........................................        878.3                              878.3
    Marine services...............................................         53.2                               53.2
    Exploration and production....................................        474.4   (373.5) (a) (100.9) (a)       --
    Corporate.....................................................         29.0                               29.0
                                                                      ---------                            -------
                                                                        1,434.9                              960.5
       Less accumulated depreciation, depletion and amortization..        496.6   (199.0) (a)  (47.2) (a)    250.4
                                                                      ---------                            -------
       Net Property, Plant and Equipment..........................        938.3                              710.1
                                                                      ---------                            -------

Other Assets......................................................        150.5     (0.1) (a)   (7.8) (a)    139.0

                                                                                    (2.0) (b)   (1.6) (b)
                                                                      ---------  -------     -------       -------
          Total Assets............................................    $ 1,557.3    (74.0)      (53.2)      1,430.1
                                                                      =========  =======     =======       =======


    LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
    Accounts payable and accrued liabilities......................    $   281.6    (11.7) (a)    2.1  (a)    310.3
                                                                                    37.1  (a)    2.6  (a)
                                                                                    (0.8) (b)   (0.6) (b)
    Current maturities of long-term debt and other
        obligations ..............................................         24.5    (18.8) (b)                  5.7
                                                                      ---------                            -------
          Total Current Liabilities...............................        306.1                              316.0
                                                                      ---------                            -------

Deferred Income Taxes.............................................         82.7    (22.3) (a)    8.4  (a)     68.8
                                                                      ---------                            -------

Other Liabilities ................................................         68.3                               68.3
                                                                      ---------                            -------

Long-Term Debt and Other Obligations, Less
     Current Maturities...........................................        491.0    (78.6) (b)  (81.2) (b)    331.2
                                                                      ---------                            -------

Stockholders' Equity:
    Preferred stock...............................................        165.0                              165.0
    Common stock..................................................          5.4                                5.4
    Additional paid-in capital....................................        279.1                              279.1
    Retained earnings.............................................        164.7     22.3  (a)   16.5  (a)    201.3
                                                                                    (1.2) (b)   (1.0) (b)
    Treasury stock................................................         (5.0)                              (5.0)
                                                                      ---------                            -------
       Total Stockholders' Equity.................................        609.2                              645.8
                                                                      ---------  -------     -------       -------
          Total Liabilities and Stockholders' Equity..............   $  1,557.3    (74.0)      (53.2)      1,430.1
                                                                      =========  =======     =======       =======

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                                  BALANCE SHEET
                               SEPTEMBER 30, 1999


(a) The adjustment gives effect to the elimination of assets and liabilities related to the Company's exploration and production operations in the U.S. and Bolivia. It is assumed that the Company would have received cash proceeds of approximately $215 million ($210.8 million after payment of transaction costs) for the sale of its U.S. operations. The adjustment to retained earnings represents an estimated gain from disposition of $37.1 million pretax ($22.3 million after deferred tax benefits of $22.3 million and current income tax expense of $37.1 million), as if the U.S. sale had occurred on September 30, 1999. For the disposition of the Company's Bolivian operations, it is assumed that the Company would receive cash proceeds of approximately $100 million ($94.5 million after payment of transaction costs) and recognize a pretax gain, net of expenses, of approximately $27.5 million ($16.5 million after deferred taxes of $8.4 million and current taxes of $2.6 million).

(b) The adjustment gives effect to the use of $97.4 million of the cash proceeds from the U.S. sale to reduce the term loans outstanding under the Senior Credit Facility ($18.8 million in current maturities and $78.6 million in long-term debt) and $81.2 million of cash proceeds from the Bolivian sale to eliminate remaining bank debt outstanding at September 30, 1999. Prepaid financing costs are reduced by $3.6 million pretax ($2.2 million aftertax), reflecting write-downs of deferred costs related to debt repayments. The remaining cash proceeds of approximately $127 million, on a pro forma basis, are being held for general corporate purposes.

(c) The following are pro forma consolidated balance sheet data excluding the effects of the Bolivia Transaction (in millions):

         Current assets.........................................  $   571.1
         Property, plant and equipment, net.....................  $   763.8
         Total assets...........................................  $ 1,483.3
         Total long-term debt and other obligations.............  $   418.1
         Stockholders' equity...................................  $   630.3

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



                                                                                     Adjustments
                                                                                 -------------------
                                                                      Historical   U.S.      Bolivia      Pro Forma
                                                                      ---------  -------     -------      ---------
                                                                          (In Millions, Except Per Share Amounts)
Revenues:
    Refining and marketing......................................     $  1,268.0       --         --         1,268.0
    Marine services.............................................          118.6       --         --           118.6
    Exploration and production..................................           82.0    (71.5) (a) (10.5) (a)         --
    Other income................................................           21.7    (22.4) (a)   0.4  (a)       (0.3)
                                                                      ---------  -------     -------      ---------
       Total Revenues...........................................        1,490.3    (93.9)      (10.1)       1,386.3
                                                                      ---------  -------     -------      ---------

Operating Costs and Expenses:
    Refining and marketing......................................        1,172.6       --         --         1,172.6
    Marine services.............................................          107.9       --         --           107.9
    Exploration and production..................................           16.2    (12.1) (a)  (4.1) (a)         --
    Depreciation, depletion and amortization....................           66.0    (35.9) (a)  (2.6) (a)       27.5
    Write-downs of oil and gas properties.......................           68.3    (28.4) (a) (39.9) (a)         --
                                                                      ---------  -------     -------      ---------
       Total Operating Costs and Expenses.......................        1,431.0    (76.4)     (46.6)        1,308.0
                                                                      ---------  -------     -------      ---------

Segment Operating Profit........................................           59.3    (17.5)       36.5           78.3

General and Administrative......................................          (19.7)      --          --          (19.7)
Interest and Financing Costs, Net of Capitalized Interest.......          (33.0)     6.7  (a)    1.1 (a)       (9.5)
                                                                                     9.0  (b)    6.7 (b)
Interest Income.................................................            2.0       --          --            2.0
Other Expense (Including other operating costs).................          (24.1)     0.5  (a)    0.3 (a)      (23.3)
                                                                      ---------  -------     -------      ---------

Earnings (Loss)  Before Income Taxes  and Extraordinary Item....          (15.5)    (1.3)       44.6           27.8
Income Tax Provision (Benefit)..................................           (0.5)    (0.5) (c)   11.2 (c)       10.2
                                                                      ---------  -------     -------      ---------

Earnings (Loss) Before Extraordinary Item.......................          (15.0)    (0.8)       33.4           17.6
Preferred Dividends.............................................            6.0       --          --            6.0
                                                                      ---------  -------     -------      ---------
Earnings (Loss) Before Extraordinary Item
    Available for Common Shares.................................      $   (21.0)    (0.8)       33.4           11.6
                                                                      =========  =======     =======      =========

Weighted Average Common Shares - Basic..........................           29.4                                29.4
                                                                      =========                           =========
Weighted Average Common Shares and Potentially
    Dilutive Common Shares - Diluted............................           29.4                                29.9
                                                                      =========                           =========

Earnings (Loss) Before Extraordinary Item:
    Basic ......................................................      $   (0.71)                               0.39
                                                                      =========                           =========
    Diluted.....................................................      $   (0.71)                               0.39
                                                                      =========                           =========

              UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999


                                                                                     Adjustments
                                                                                 -------------------
                                                                      Historical   U.S.      Bolivia      Pro Forma
                                                                      ---------  -------     -------      ---------
                                                                          (In Millions, Except Per Share Amounts)
Revenues:
    Refining and marketing......................................     $  2,021.3       --          --        2,021.3
    Marine services.............................................          104.4       --          --          104.4
    Exploration and production..................................           49.0    (43.5) (a)   (5.5) (a)        --
    Other income................................................            1.0     (0.2) (a)   (0.6) (a)       0.2
                                                                      ---------  -------     -------      ---------
       Total Revenues...........................................        2,175.7    (43.7)       (6.1)       2,125.9
                                                                      ---------  -------     -------      ---------

Operating Costs and Expenses:
    Refining and marketing......................................        1,852.5       --          --        1,852.5
    Marine services.............................................           97.6       --          --           97.6
    Exploration and production..................................           13.8    (10.4) (a)   (3.4) (a)        --
    Depreciation, depletion and amortization....................           50.7    (19.9) (a)   (1.5) (a)      29.3
                                                                      ---------  -------     -------      ---------
       Total Operating Costs and Expenses.......................        2,014.6    (30.3)       (4.9)       1,979.4
                                                                      ---------  -------     -------      ---------

Segment Operating Profit........................................          161.1    (13.4)       (1.2)         146.5

General and Administrative......................................          (23.3)      --          --          (23.3)
Interest and Financing Costs, Net of Capitalized Interest.......          (36.5)     7.2  (a)    0.3  (a)     (18.8)
                                                                                     4.6  (b)    5.6  (b)
Interest Income.................................................            0.7       --          --            0.7
Other Expense (including other operating costs).................           (6.6)      --          --           (6.6)
                                                                      ---------  -------     -------      ---------

Earnings Before Income Taxes....................................           95.4     (1.6)        4.7           98.5
Income Tax Provision............................................           37.3     (0.6) (c)   (0.2) (c)      36.5
                                                                      ---------  -------     -------      ---------

Net Earnings....................................................           58.1     (1.0)        4.9           62.0
Preferred Dividends.............................................            9.0       --          --            9.0
                                                                      ---------  -------     -------      ---------
Earnings Available for Common Shares............................      $    49.1     (1.0)        4.9           53.0
                                                                      =========  =======     =======      =========
Weighted Average Common Shares - Basic..........................           32.4                                32.4
                                                                      =========                           =========
Weighted Average Common Shares and Potentially
    Dilutive Common Shares - Diluted............................           43.1                                43.1
                                                                      =========                           =========

Earnings Per Share:
    Basic ......................................................      $    1.52                                1.64
                                                                      =========                           =========
    Diluted.....................................................      $    1.35                                1.44
                                                                      =========                           =========

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                            STATEMENTS OF OPERATIONS
  FOR THE YEAR ENDED DECEMBER 31, 1998 AND NINE MONTHS ENDED SEPTEMBER 30, 1999



(a) The adjustment gives effect to the elimination of the results of operations related to the Company's exploration and production operations in the U.S. and Bolivia, as if such dispositions occurred as of January 1, 1998.

(b) The adjustment gives effect to the reduction of interest expense resulting from the application of cash proceeds to repay debt.

(c) The income tax effects are computed using a combined federal and state rate of 37% for both the year ended December 31, 1998 and the nine months ended September 30, 1999. The disposition of Bolivian operations also eliminates the Company's foreign income tax expense for the periods presented.

(d) Pro forma results are before estimated gains on the sale of the Company's U.S. and Bolivian exploration and production operations. During the fourth quarter of 1999, the Company expects to record a pretax gain of approximately $30.7 million ($18.4 million aftertax) for the sale of the U.S. operations. The Company expects to writedown deferred charges of approximately $3.0 million pretax ($1.8 million aftertax) related to debt repayments. The pretax gain on the sale of the Company's Bolivian operations is estimated to be approximately $27 million ($16 million aftertax). These amounts differ from those in Notes (a) and (b) of Notes to Unaudited Pro Forma Condensed Balance Sheet as of September 30, 1999 to reflect adjustments for estimated operations and capital expenditures in the fourth quarter of 1999.

(e) The following are pro forma consolidated results of operations excluding the effects of the Bolivia Transaction (in millions except per share amounts):


                                                                        Year Ended      Nine Months Ended
                                                                     December 31, 1998  September 30, 1999
                                                                     -----------------  ------------------
           Revenues...............................................       $ 1,396.4           $  2,132.0
           Operating costs and expenses...........................       $ 1,354.6           $  1,984.3
           Earnings (loss) before income taxes....................       $   (16.8)          $     93.8
           Income tax provision (benefit).........................       $    (1.0)          $     36.7
           Earnings (loss) before extraordinary items:
              Total...............................................       $   (15.8)          $     57.1
              Per share - basic...................................       $   (0.74)          $     1.48
              Per share - dilutive................................       $   (0.74)          $     1.32